BLACKROCK FUNDS II

BlackRock Inflation Protected Bond Portfolio (the “Fund”)

Supplement dated March 28, 2018 to the

Statement of Additional Information dated April 28, 2017, as supplemented to date

Effective March 29, 2018, the following changes are made to the Fund’s Statement of Additional Information:

The third paragraph in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements” is deleted in its entirety and replaced with the following:

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund.

Shareholders should retain this Supplement for future reference.

SAI-TIPS-0318SUP2